                                                                 Exhibit 10.14

                       THIRD AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT

         This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
STOCKHOLDERS AGREEMENT (this "Third Amendment") is made as of September 26, 1997 by and among CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"); ABRY BROADCAST PARTNERS II, L.P., a Delaware limited partnership ("ABRY"); ABRY/CITADEL INVESTMENT PARTNERS, L.P., a Delaware limited partnership ("ABRY/CIP"); BAKER, FENTRESS & COMPANY, a Delaware corporation ("BFC"); OPPENHEIMER & CO., INC., a Delaware corporation ("Oppenheimer"); BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as successor by merger to Bank of America Illinois, which was formerly known as Continental Bank, N.A. ("BofA"); CHRISTOPHER J. PERRY, ROBERT F. PERILLE, M. ANN O'BRIEN, FORD S. BARTHOLOW, JEFFREY M. MANN, MATTHEW W. CLARY, SHERYL E. BARTOL, and ANDREA P. JOSELIT (Bartol and Joselit being successors in interest to Thomas E. Van Pelt, Jr.) (collectively, the "BofA Co- Investors"); FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"); THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP, an Oregon limited partnership ("Endeavour"); JOSEPH P. TENNANT, THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94, BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP, an Oregon limited partnership; TAL JOHNSON, EDWARD T. HARDY, and RALPH W. MCKEE (collectively, the "Endeavour Co-Investors"); PHILIP J. URSO ("Urso"); PHILLIP NORTON, RICHARD POHOLEK, KAREN KUTNIEWSKI, PAT BOWEN, TOM JENKINS, JULIET RICE, JEFF THOMPSON, M. LINDA URSO and MARK URSO (collectively, the "Urso Co-Investors"); and LAWRENCE R. WILSON (the "Executive"), and CLAIRE WILSON ("CW").

                                    RECITALS

         A. As of June 28, 1996, the Company and certain other parties entered into that certain Securities Purchase and Exchange Agreement (the "Securities Purchase and Exchange Agreement"). In connection with the execution of the Securities Purchase and Exchange Agreement, that certain Second Amended and Restated Stockholders Agreement as of June 28, 1996 (as later amended by the First Amendment to Second Amended Stockholders Agreement dated as of December 31, 1996 and the Second Amendment to the Second Amended and Restated Stockholders Agreement dated as of March 17, 1997, the "Stockholders Agreement") was executed by the parties thereto. Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to those terms in the Stockholders Agreement.

         B. In connection with the execution of the First Amendment to the Second Amended and Restated Stockholders Agreement dated as of December 31, 1996, the Company, the Investors, Wilson, Endeavor and the Endeavour Co-Investors executed the Stockholders Agreement.

         C. Urso and certain Urso Co-Investors are the sole owners of all of the outstanding stock of Urso Major Broadcasting Company, a Rhode Island corporation ("Urso Major"). As of June 6, 1997, the Company, Citadel, Urso Major, Urso and certain Urso Co-Investors entered into that certain Merger Agreement (the "Urso Major Merger Agreement"). Pursuant to the Urso Major Merger Agreement, Urso Major and Citadel will merge, with Citadel to be the surviving corporation. In consideration of the Urso Major Merger, Urso and certain Urso Co-Investors will receive Series F Preferred Stock. Urso and certain Urso Co-Investors are the sole owners of all of the outstanding equity interests in Bear Broadcasting Limited Liability Company, a Rhode Island limited liability company ("Bear"). As of June 6, 1997, the Company, Citadel, Bear, Urso and certain Urso Co- Investors entered into that certain Merger Agreement (the "Bear Merger Agreement", and collectively with the Urso Major Merger Agreement, the "Urso Merger Agreements"). Pursuant to the Bear Merger Agreement, Bear and Citadel will merge, with Citadel to be the surviving corporation. In consideration of the Bear Merger, Urso and certain Urso Co-Investors will receive Series F Preferred Stock.

         D. In order to induce Urso and the Urso Co-Investors to consummate the transactions contemplated by the Urso Merger Agreements, the parties to this Third Amendment wish to amend the Stockholders Agreement to grant Urso and the Urso Co- Investors all of the rights (and make Urso and the Urso Co-Investors subject to all of the obligations) as Investors under the Stockholders Agreement by amending the Stockholders Agreement to make Urso and the Urso Co-Investors parties to the Stockholders Agreement.

         E. In connection with the transactions contemplated by the Urso Merger Agreements, the Company, Urso, the Urso Co-Investors, and certain other parties have also agreed to enter into the following agreements, each of even date herewith: that certain Second Amendment to Third Amended and Restated Registration Rights Agreement; that certain Third Amendment to Securities Purchase and Exchange Agreement; that certain Second Amendment to Third Amended and Restated Voting Agreement; and that certain Security Holder Agreement (the "Urso Proxy") (together with this Third Amendment, the Urso Merger Agreements, and the transactions contemplated thereby, the "Contemplated Transactions").

         ACCORDINGLY, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Third Amendment agree as follows:

             1. Consents and Waivers. Each of the parties hereto hereby consents to this Third Amendment and the inclusion of Urso and the Urso Co-Investors as "Investors" under the Stockholders Agreement pursuant to the terms and conditions of this Third Amendment. Further, each of the parties hereto waives in connection with the Contemplated Transactions any preemptive rights he/she/it may possess pursuant to Section 2 of the Stockholders Agreement.

             2.   Amendments.

                  2.1. Section 1 of the Stockholders Agreement is amended by adding the following definitions in appropriate alphabetical order:

                  "Majority Urso Holders" means, at any time, holders of a majority of the Urso Underlying Common Stock.

                  "Series F Preferred Stock" shall mean the Series F Convertible Preferred Stock of the Company, par value $.001 per share.

                  "Third Amendment" shall mean that Third Amendment to this Agreement dated as of September 26, 1997 among Endeavour, the Endeavour Co- Investors, Urso, the Urso Co-Investors, and certain original parties to this Agreement.

                 "Urso" shall mean and refer to Philip J. Urso.

                  "Urso Co-Investors" shall mean and refer, individually and collectively, to those individuals who are designated on the Signature Pages to the Third Amendment as the "Urso Co-Investors."

                  "Urso Stock" means (i) Series F Preferred Stock held by Urso or by the Urso Co-Investors on the date of the Third Amendment, (ii) Class A Common Stock issued or issuable upon conversion of any Series F Preferred Stock described in clause (i) above, and (iii) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through (ii) above or this clause (iii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise.

                  "Urso Underlying Common Stock" means all Urso Stock which is Class A Common Stock. For purposes of this Agreement, any Person who holds any Urso Stock which is not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such Urso Stock (including the conversion, exercise or exchange of all other Urso Stock directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange.

                  2.2. Section 1 of the Stockholders Agreement is further amended by modifying and/or adding the following language to the following definitions:

                           2.2.1.  Additional Preferred Stock.  The
                  current definition is deleted and replaced with:

                           "Additional Preferred Stock" shall mean any additional shares of preferred stock issued by the Company other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock.

                           2.2.2.  Affiliate.  Add the following
                  sentence at the end of the definition:

                           For purposes hereof, each of Urso and the Urso Co-Investors shall be deemed "Affiliates" of one another.

                           2.2.3.  Certificate of Incorporation.  The
                  current definition is deleted and replaced with:

                           "Certificate of Incorporation" means the Certificate of Incorporation of the Company as amended and in effect on the date of the Third Amendment (immediately after the Seventh Amendment and Restatement thereof).

                           2.2.4. Investor and Investors. The current definition is deleted and replaced with:

                           "Investor" and "Investors" shall mean BFC, BofA, ABRY, ABRY/CIP, Oppenheimer, Endeavour, the Endeavour Co-Investors, Urso and the Urso Co-Investors.

                           2.2.5. Investor Stock. The current definition is deleted and replaced with:

                           "Investor Stock" means (i) the BofA Warrants, (ii) Class B Common Stock held by the BofA Co-Investors on the date hereof after giving effect to the "Redemptions" and the "Reclassification" (as those terms are defined in the Securities Purchase and Exchange Agreement), (iii) Class B Common Stock issued or issuable upon the exercise of the BofA Warrants, (iv) Class A Common Stock issued or issuable upon the conversion of Class B Common Stock described in clause (ii) or clause (iii) above, (v) Series A Preferred Stock held by BFC on the date hereof after giving effect to such Redemptions and such Reclassification, (vi) Class A Common Stock issued or issuable upon the conversion of any Series A Preferred Stock described in clause (v) above,
                           (vii) Series B Preferred Stock held by Oppenheimer on the date of this Agreement after giving effect to such Redemptions and such Reclassification, (viii) Class A Common Stock issued or issuable upon the conversion of any Series B Preferred Stock described in clause (viii) above, (ix) the Shares (as that term is defined in the Securities Purchase and Exchange Agreement), (x) Common Stock issued or issuable upon the conversion of any Share, (xi) Common Stock issued or issuable upon the conversion or exchange of any Common Stock described in clause
                           (x) above or this clause (xi), (xii) Series E Preferred Stock held by Endeavour or by the Endeavour Co-Investors on the date of the First Amendment, (xiii) Class A Common Stock issued or issuable upon conversion of any Series E Preferred Stock described in clause (xii) above, (xiv) Series F Preferred Stock held by Urso or by the Urso Co-Investors on the date of the Third Amendment,
                           (xv) Class A Common Stock issued or issuable upon conversion of any Series F Preferred Stock described in clause (xiv) above, (xvi) Equity Securities issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through
                           (xv) above or this clause (xvi) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise, and (xvii) for purposes of Section 4 only, (A) Class C Common Stock held by FINOVA on the date of this Agreement after giving effect to such Redemptions and such Reclassification, (B) Common Stock issued upon the conversion of Common Stock described in clause (A) above, and (C) Equity Securities issued or issuable with respect to any Equity Securities referred to in clause (A) or clause (B) above or in this clause (C) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Investor Stock, such securities shall continue to constitute Investor Stock in the hands of any permitted transferee thereof, but will cease to constitute Investor Stock when they have been disposed of in a Public Sale.

                           2.2.6.  Preferred Stock.  The current
                  definition is deleted and replaced with:

                           "Preferred Stock" means, collectively, the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred

                           Stock and Additional Preferred Stock, and is sometimes used to refer to any of such Preferred Stock.

                           2.2.7.  Repurchase Majority Holders.  The
                  current definition is deleted and replaced with:

                           "Repurchase Majority Holders" means, at any time, any of the (a) holders of a majority of the BFC Underlying Common Stock, (b) holders of a majority of the ABRY Underlying Common Stock then in existence, (c) the Majority Bank Holders, (d) the Majority Endeavour Holders, and (e) the Majority Urso Holders.

                  2.3. Section 7.15 of the Stockholders Agreement is amended by adding the following:

                           (c) Urso, or any Affiliate thereof (excluding from
                  the definition of "Affiliate" for such purposes the last three sentences thereof) holding any Stockholder Shares, may exercise the rights of the Urso Co-Investors for all Stockholders Shares initially issued to the Urso Co-Investors.

                  2.4. Schedule A of the Stockholders Agreement is amended to include Urso and the Urso Co-Investors as set forth in the Second Addendum to Schedule A of the Second Amended and Restated Stockholders Agreement, a copy of which is attached to this Third Amendment as Exhibit A.

                  2.5. The parties listed on Exhibit A attached hereto shall be deemed parties to the Stockholders Agreement, as amended, and are deemed added to Schedule A of the Stockholders Agreement, as amended.

                  2.6. The following additional Section 7.18 is added to
         Section 7 of the Stockholders Agreement:

                           7.18 Incorporation of Recitals. The Recitals set forth in the Third Amendment are incorporated herein.

         3. Notices. All notices and other communications provided for or permitted under the Stockholders Agreement shall be made pursuant to Section 12(d) thereof to Urso and the Urso Co-Investors at the following initial addresses:

                                    Philip J. Urso
                                    255 Quaker Lane
                                    Suites 500-800
                                    Warwick, RI 02893
                                    Facsimile: (401) 821-2726

         With copy to:                       M. Linda Urso, Esq.
                                    Urso Liguori Urso
                                    85 Beach Street
                                    P.O. Box 1277
                                    Westerly, RI 02891-0900
                                    Facsimile: (401) 596-7963

         4. Choice of Law. The General Corporation Law of the State of Nevada will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Third Amendment and the schedules hereto will be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         5. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

             [SIGNATURE PAGE FOR THIRD AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT]

                                        CITADEL COMMUNICATIONS CORPORATION


                                        By   /s/ Lawrence R. Wilson
                                           -------------------------------
                                        Its  President

                                        /s/ Lawrence R. Wilson
                                        ----------------------------------
                                        Lawrence R. Wilson

                                        /s/ Claire Wilson
                                        ----------------------------------
                                        Claire Wilson


                                        ABRY BROADCAST PARTNERS II, L.P.

                                        By  ABRY CAPITAL, L.P.
                                           -------------------------------
                                        Its General partner

                                        By  ABRY HOLDINGS, INC.
                                           -------------------------------
                                        Its General Partner

                                        By  /s/ Andrew Banks
                                           -------------------------------
                                        Its Attorney-in-Fact

                                        ABRY/CITADEL INVESTMENT PARTNERS, L.P.

                                        By  ABRY CAPITAL, L.P.
                                           -------------------------------
                                        Its General partner

                                        By  ABRY HOLDINGS, INC.
                                           -------------------------------
                                        Its General Partner

                                        By  /s/ Andrew Banks
                                           -------------------------------
                                        Its Attorney-in-Fact

             [SIGNATURE PAGE FOR THIRD AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT]

                                        BAKER, FENTRESS & COMPANY


                                        By  /s/ Scott E. Smith
                                            ------------------------------
                                        Its Executive Vice President


                                        OPPENHEIMER & CO., INC.


                                        By  Matthew J. Maryles
                                            ------------------------------
                                        Its Managing Director


                                        BANK OF AMERICA, NT&SA, a National
                                        Trust and Savings Association


                                        By  /s/ Robert F. Perille
                                            ------------------------------
                                        Its


                                        FINOVA CAPITAL CORPORATION


                                        By  /s/ Matthew M. Breyne
                                            ------------------------------
                                        Its Group Vice President

             [SIGNATURE PAGE FOR THIRD AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT]

                                        BOFA CO-INVESTORS:

                                                     *
                                        ------------------------------
                                        Christopher J. Perry

                                                     *
                                        ------------------------------
                                        Robert F. Perille

                                                     *
                                        ------------------------------
                                        M. Ann O'Brien

                                                     *
                                        ------------------------------
                                        Ford S. Bartholow

                                                     *
                                        ------------------------------
                                        Jeffrey M. Mann

                                                     *
                                        ------------------------------
                                        Matthew W. Clary

                                                     *
                                        ------------------------------
                                        Sheryl E. Bartol

                                                     *
                                        ------------------------------
                                        Andrea P. Joselit


                                        * By: /s/ Robert F. Perille
                                              ------------------------
                                          Name:
                                          Attorney-In-Fact

             [SIGNATURE PAGE FOR THIRD AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT]

                                        ENDEAVOUR:

                                        THE ENDEAVOUR CAPITAL FUND LIMITED
                                        PARTNERSHIP

                                        By  DVS Management, Inc.,
                                            ------------------------------
                                        Its General Partner

                                        By  /s/ John von Schlegell
                                            ------------------------------
                                        Its President

                                        ENDEAVOUR CO-INVESTORS:

                                                        *
                                        ----------------------------------
                                        Joseph P. Tennant

                                        THE SCHAFBUCH FAMILY TRUST
                                        u/a/d 2-15-94

                                        By:             *
                                            ------------------------------
                                            Richard M. Schafbuch, Trustee

                                        By:             *
                                            ------------------------------
                                            Susan P. Schafbuch, Trustee

                                        BABSON CAPITAL PARTNERS LIMITED
                                        PARTNERSHIP

                                        By              *
                                            ------------------------------
                                        Its
                                            ------------------------------

                                                        *
                                            ------------------------------
                                            Tal Johnson

                                                        *
                                            ------------------------------
                                            Edward T. Hardy

                                                        *
                                            ------------------------------
                                            Ralph W. McKee

                                            * By: /s/ John von Schlegell
                                                 -------------------------
                                              Name: John von Schlegell
                                              Attorney-In-Fact

             [SIGNATURE PAGE FOR THIRD AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT]

                                                 URSO:

                                                 /s/ Philip J. Urso
                                                 ----------------------------
                                                 Philip J. Urso

                                                 URSO CO-INVESTORS:


                                                 /s/ Phillip Norton
                                                 ----------------------------
                                                 Phillip Norton

                                                 /s/ Richard Poholek
                                                 ----------------------------
                                                 Richard Poholek

                                                 /s/ Karen Kutniewski
                                                 ----------------------------
                                                 Karen Kutniewski

                                                 /s/ Pat Bowen
                                                 ----------------------------
                                                 Pat Bowen

                                                 /s/ Tom Jenkins
                                                 ----------------------------
                                                 Tom Jenkins

                                                 /s/ Juliet Rice
                                                 ----------------------------
                                                 Juliet Rice

                                                 /s/ Jeff Thompson
                                                 ----------------------------
                                                 Jeff Thompson

                                                 /s/ M. Linda Urso
                                                 ----------------------------
                                                 M. Linda Urso

                                                 /s/ Mark Urso
                                                 ----------------------------
                                                 Mark Urso

                                   EXHIBIT A

                  SECOND ADDENDUM TO SCHEDULE A OF THE SECOND
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                                          SHARES OF CLASS A
                                                           COMMON STOCK ON
                                                                  A
                                                            FULLY DILUTED
     NAME                                 SHARES                BASIS
     ----                                 ------                -----
Philip J. Urso                         120,357.05

Phillip Norton                          21,276.61

Richard Poholek                          3,606.20

Karen Kutniewski                         1,803.10

Pat Bowen                                  901.60

Tom Jenkins                                901.60

Juliet Rice                                721.28

Jeff Thompson                            2,254.00

M. Linda Urso                              721.28

Mark Urso                                  721.28
                                       ----------
                                       153,264.00
                                       ==========




                            TOTAL (this Addendum only):        153,264